Exhibit 99.1
REPLACEMENT CAPITAL COVENANT

Replacement Capital Covenant, dated as of December 1, 2010 (this “Replacement Capital Covenant”), by Integrys Energy Group, Inc., a Wisconsin corporation (together with its successors and assigns, the “Corporation”), in favor of and for the benefit of each Covered Debtholder (as defined below).

Recitals

A. On December 1, 2006, the Corporation issued $300,000,000 aggregate principal amount of its 6.11% Junior Subordinated Notes Due 2066 (the “Notes”).

B. This Replacement Capital Covenant is the “New Replacement Capital Covenant” referred to in the Prospectus Supplement, dated November 9, 2010, relating to the Initial Covered Debt (as defined below).

C. The Corporation is entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below with the intent that the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholder and that the Corporation be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.

D. The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.

Now, Therefore, the Corporation hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.

SECTION 1. Definitions.  Capitalized terms used in this Replacement Capital Covenant (including the Recitals) have the meanings set forth in Schedule I hereto.

SECTION 2. Limitations on Redemption and Repurchase of Notes.  Subject to Section 5 hereto, the Corporation hereby promises and covenants to and for the benefit of each Covered Debtholder that the Corporation shall not redeem or repurchase, and no Subsidiary of the Corporation shall purchase, all or any part of the Notes on or prior to the Termination Date except to the extent that the applicable redemption or repurchase price does not exceed the sum of the following amounts:

(i) 200% of the aggregate amount of (a) net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of Common Stock and Rights to acquire Common Stock and Mandatorily Convertible Preferred Stock to Persons other than the Corporation and its Subsidiaries and (b) the Market Value of any Common Stock that the Corporation or its Subsidiaries have issued to Persons other than the Corporation or its Subsidiaries in connection with the conversion or exchange of any convertible or exchangeable securities, other than securities for which the Corporation or any of its Subsidiaries has received equity credit from any NRSRO; plus

(ii) 200% of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of securities included in clause (a) of the definition of Qualifying Capital Securities to Persons other than the Corporation and its Subsidiaries; plus

(iii) 100% of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of securities included in clause (b) at the definition of Qualifying Capital Securities to Persons other than the Corporation and its Subsidiaries.

SECTION 3. Covered Debt.  (a)  The Corporation represents and warrants that the Initial Covered Debt is Eligible Debt.

(b) On or during the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Corporation shall identify the series of Eligible Debt that will become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:

(i) the Corporation shall identify each series of its then outstanding long-term indebtedness for money borrowed that is Eligible Debt;

(ii) if only one series of the Corporation’s then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

(iii) if the Corporation has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the related Redesignation Date;

(iv) the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (ii) or (iii) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and

(v) in connection with such identification of a new series of Covered Debt, the Corporation shall, as provided for in Section 3(c), give a notice and file with the Commission a current report on Form 8-K under the Securities Exchange

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Act including or incorporating by reference this Replacement Capital Covenant as an exhibit within the time frame provided for in such section.

(c) Notice.  In order to give effect to the intent of the Corporation described in Recital C, the Corporation covenants that (i) simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, it shall (x) give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of this Replacement Capital Covenant and the rights granted to such Holders hereunder and (y) file a copy of this Replacement Capital Covenant with the Commission as an exhibit to a Form 8-K under the Securities Exchange Act; (ii) so long as the Corporation is a reporting company under the Securities Exchange Act, the Corporation will include in each annual report filed with the Commission on Form 10-K under the Securities Exchange Act a description of the covenant set forth in Section 2 and identify the series of long-term indebtedness for borrowed money that is Covered Debt as of the date such Form 10-K is filed with the Commission; (iii) if a series of the Corporation’s long-term indebtedness for money borrowed (1) becomes Covered Debt or (2) ceases to be Covered Debt, the Corporation will give notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and report such change in a current report on Form 8-K including or incorporating by reference this Replacement Capital Covenant, and in the Corporation’s next quarterly report on Form 10-Q or annual report on Form 10-K, as applicable; (iv) if, and only if, the Corporation ceases to be a reporting company under the Securities Exchange Act, the Corporation (A) will post on its website the information otherwise required to be included in Securities Exchange Act filings pursuant to clauses (ii) and (iii) of this Section 3(c); and (B) cause a notice of the execution of this Replacement Capital Covenant to be posted on the Bloomberg screen for the Covered Debt or any successor Bloomberg screen and each similar third-party vendor’s screen the Corporation reasonably believes is appropriate (each, an “Investor Screen”) and cause a hyperlink to a definitive copy of this Replacement Capital Covenant to be included on the Investors Screen for each series of Covered Debt, in each case to the extent permitted by Bloomberg or such similar third-party vendor, as the case may be; and (v) promptly upon request by any Holder of Covered Debt, the Corporation will provide such Holder with an executed copy of this Replacement Capital Covenant.

SECTION 4. Termination; Amendment.  (a)  The obligations of the Corporation pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earliest date (the “Termination Date”) to occur of (i) December 1, 2036 or, if earlier, the date on which the Notes are paid, redeemed or purchased in full (in compliance with the terms of Section 2 of this Replacement Capital Covenant), (ii) the date, if any, on which the Holders of a majority of the then-outstanding principal amount of the then-effective series of Covered Debt consent or agree in writing to the termination of this Replacement Capital Covenant and the obligations of the Corporation hereunder, (iii) the date on which the Corporation ceases to have any series of outstanding Eligible Senior Debt or Eligible Subordinated Debt, (iv) the date on which the Notes are accelerated as a result of an event of default under the indenture governing the Notes; (v) the occurrence

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of a Change in Control Event, (vi) the date on which S&P no longer assigns the Corporation a corporate credit rating, (vii) the date on which (a) the Notes are no longer outstanding and (b) the Corporation’s obligations under this Replacement Capital Covenant have been fulfilled and (viii) the date on which this Replacement Capital Covenant is no longer required by S&P pursuant to its hybrids ratings methodology to obtain equity credit with respect to the Notes.  From and after the Termination Date, the obligations of the Corporation pursuant to this Replacement Capital Covenant shall be of no further force and effect.

(b) This Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed only by the Corporation after obtaining the consent of the Holders of a majority of the then-outstanding principal amount of the then-effective series of Covered Debt; provided that this Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed by the Corporation (and without the consent of the Holders of the then-effective series of Covered Debt) if any of the following apply:  (i) such amendment eliminates Common Stock, Rights to acquire Common Stock or Mandatorily Convertible Preferred Stock as a security or securities covered by clause (i) of Section 2, if, in the case of this clause, after the date of this Replacement Capital Covenant, an accounting standard or interpretive guidance of an existing accounting standard, issued by an organization or regulator that has responsibility for establishing or interpreting accounting standards in the United States or other appropriate jurisdiction, as applicable, followed by the Corporation becomes effective or applicable to the Corporation such that there is more than an insubstantial risk that the failure to eliminate Common Stock, Rights to acquire Common Stock or Mandatorily Convertible Preferred Stock as a security or securities covered by clause (i) of Section 2 would result in a reduction in the Corporation’s earnings per share as calculated in accordance with generally accepted accounting principles (“EPS”), or the Corporation otherwise has been advised in writing by a nationally recognized independent accounting firm that there is more than an insubstantial risk that the failure to eliminate such securities as a security or securities covered by clause (i) of Section 2 would result in a reduction of the Corporation’s EPS; (ii) the sole effect of such amendment or supplement is either (A) to impose additional restrictions on the ability of (1) the Corporation to redeem or purchase the Notes or (2) any Subsidiary to purchase the Notes, or (B) to impose additional restrictions on, or to eliminate certain of, the types of securities qualifying as a security or securities covered by clauses (i), (ii) and (iii) of Section 2 (other than securities which are covered by clause (i) above) and in each case an officer of the Corporation has delivered to the Holders of the then-effective Covered Debt in the manner provided for in the indenture or other instrument under which such Covered Debt was issued a written certificate to that effect; (iii) such amendment or supplement extends the date specified in Section 4(a)(i); or (iv) such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt and an officer of the Corporation has delivered to the Holders of the then-effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate stating that, in his or her determination, such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt.  For this purpose, an amendment or supplement that adds new types of securities qualifying as a security or securities covered

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by clause (i) of Section 2, modifies the requirements of such securities or postpones the termination of this Replacement Capital Covenant will not be deemed materially adverse to the Holders of the then-effective series of Covered Debt if, following such amendment or supplement, the Replacement Capital Covenant would satisfy the definition of Qualifying Replacement Capital Covenant.

(c) For purposes of Sections 4(a) and 4(b), the Holders whose consent or agreement is required to terminate, amend or supplement this Replacement Capital Covenant or the obligations of the Corporation under this Replacement Capital Covenant shall be the Holders of the then-effective series of Covered Debt as of a record date established by the Corporation that is not more than 30 days prior to the date on which the Corporation proposes that such termination, amendment or supplement becomes effective.

SECTION 5. Limitation on Applicability of this Replacement Capital Covenant.    The promises and covenants contained in this Replacement Capital Covenant shall not apply and be of no force and effect upon the occurrence of the following events:

(a)	S&P upgrades the Corporation’s corporate credit rating by at least one notch above A;

(b)	the Notes are redeemed by the Corporation due to a Rating Agency Event or a Tax Event;

(c)
after proper notice of redemption for the Notes has been given to the holders of the Notes, a Market Disruption Event occurs and prevents the Corporation from raising proceeds in accordance with Section 2 hereof to redeem the Notes; or

(d)
the Corporation repurchases or redeems or a Subsidiary purchases up to 10% of the outstanding principal amount of the Notes resulting in at least a 5% reduction in the total equity credit assigned by S&P to the Notes.

provided, however, that, with respect to clause (c) above, if during the pendency of such Market Disruption Event the Corporation repurchases or redeems the Notes or a Subsidiary of the Corporation purchases the Notes (in a manner that, but for the existence of the Market Disruption Event, would not have been permitted by this Replacement Capital Covenant) then, at such time as the Market Disruption Event shall cease to exist, the Corporation promises and covenants to issue Common Stock, Rights to acquire Common Stock, Mandatorily Convertible Preferred Stock or Qualifying Capital Securities to raise proceeds, in accordance with Section 2 hereof,  in an amount sufficient to repurchase or redeem the Notes.

SECTION 6. Miscellaneous.  (a)  This Replacement Capital Covenant shall be governed by and construed in accordance with the laws of the State of New York.

(b) This Replacement Capital Covenant shall be binding upon the Corporation and its successors and assigns (provided that, in the event the Corporation sells, conveys,

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transfers or otherwise disposes of all or substantially all its assets to any person and (i) such person assumes all the obligations of the Corporation under the indenture governing the then applicable Covered Debt and the indenture governing the Notes, (ii) such person assumes all the obligations of the Corporation under the Replacement Capital Covenant and (iii) the Corporation is released from its obligations under the indenture governing the then applicable Covered Debt and the indenture governing the Notes, the corporation shall be released from all its obligations hereunder) and shall inure to the benefit of the Covered Debtholders as they exist from time-to-time (it being understood and agreed by the Corporation that any Person who is a Covered Debtholder shall retain its status as a Covered Debtholder for so long as the series of long-term indebtedness for borrowed money owned by such Person is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Corporation has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Replacement Capital Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt).  The Corporation agrees that, if at any time the Covered Debt is held by a trust (for example, where the Covered Debt is part of an issuance of trust preferred securities), a holder of the securities issued by such trust may enforce (including by instituting legal proceedings) this Replacement Capital Covenant directly against the Corporation as though such holder owned the Covered Debt directly, and the holders of such trust securities shall be deemed Holders of the Covered Debt for purposes of this Replacement Capital Covenant for so long as the indebtedness held by such trust remains the Covered Debt hereunder.  Other than the Covered Debtholders as provided in the two previous sentences, no other Person shall have any rights under this Replacement Capital Covenant or be deemed a third party beneficiary of this Replacement Capital Covenant.  In particular, no holder of the Notes is a third party beneficiary of this Replacement Capital Covenant, it being understood that such holders may have rights under the indenture governing the Notes were issued.

(c) All demands, notices, requests and other communications to the Corporation under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Corporation, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day) or (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Corporation by a national or international courier service, on the date of receipt by the Corporation (or, if such date of receipt is not a Business Day, the next succeeding Business Day), and in each case to the Corporation at the address set forth below, or at such other address as may thereafter be listed as the principal executive offices of the Corporation in its then most recently filed Form 10-K or Form 10-Q or as may thereafter be posted on its website as the address for notices under this Replacement Capital Covenant:

Integrys Energy Group, Inc.
130 East Randolph Drive
Chicago, Illinois 60601-6207
Attention: Chief Financial Officer

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In Witness Whereof, the Corporation has caused this Replacement Capital Covenant to be executed by its duly authorized officer as of the day and year first above written.

INTEGRYS ENERGY GROUP, INC.

By:  /s/ Bradley A. Johnson
Name: Bradley A. Johnson
Title: Vice President and Treasurer

Schedule I

DEFINITIONS

“Business Day” means each day other than (a) a Saturday or a Sunday or (b) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed.

“Change in Control Event” means

(a)
The direct or indirect sale, transfer, conveyance or other disposition (other than by way of amalgamation, merger or consolidation), in one or a series of related transactions, of all or substantially all of the Corporation’s properties or assets and the properties or assets of the Corporation’s subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Securities Exchange Act), other than a wholly-owned subsidiary of the Corporation.

(b)
The consummation of any transaction (including, without limitation, any amalgamation, merger or consolidation) the result of which is that any “person” becomes the beneficial owner, directly or indirectly, of more than 50% of the Corporation’s Voting Stock, measured by voting power rather than the number of shares, or

(c)
The first day on which a majority of the members of the Corporation’s board of directors are not Continuing Directors.  Continuing Directors are  those directors (i) who were members of the board of directors on the first date that any of the Notes were issued or were elected or (ii) appointed to the Corporation’s board of directors with the approval of a majority of the Continuing Directors who were members of the board of directors at the time of such election or appointment (either by specific vote or by approval of our proxy statement in which such members were named as a nominee for election as a director, without objection to such nomination).

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means common stock of the Corporation (including treasury shares of common stock and common stock issued pursuant to the Corporation’s dividend reinvestment and stock purchase plan and other plans to the extent cash proceeds are received by the Corporation).

“Corporation” has the meaning specified in the introduction to this instrument.

“Covered Debt” means (a) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (b) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.

“Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of the Corporation during the period that such long-term indebtedness for money borrowed is Covered Debt, provided that a Person who has sold all of its right, title and interest in Covered Debt shall cease to be a Covered Debtholder at the time of such sale if, at such time, the Corporation has not breached or repudiated, or threatened to breach or repudiate, its obligations hereunder.

“Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.

“Eligible Senior Debt” means, at any time in respect of any issuer, each series of outstanding long-term indebtedness for money borrowed of such issuer that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks most senior among the issuer’s then outstanding classes of indebtedness for money borrowed, (b) has an outstanding principal amount of not less than $100,000,000, and (c) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents.  For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

“Eligible Subordinated Debt” means, at any time in respect of any issuer, each series of the issuer’s then outstanding long-term indebtedness for money borrowed that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks senior to the Notes and subordinate to the issuer’s then outstanding series of indebtedness for money borrowed that ranks most senior, (b) has an outstanding principal amount of not less than $100,000,000, and (c) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents.  For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

“EPS” has the meaning specified in Section 4(b).

“Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such Covered Debt.

“Initial Covered Debt” means the Corporation’s 4.170% Senior Notes Due November 1, 2020, CUSIP No. 45822P AA3.

“Investor Screen” has the meaning specified in Section 3(c).

“Mandatorily Convertible Preferred Stock” means cumulative preferred stock with (a) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (b) a requirement that the preferred stock convert into Common Stock of the Corporation within three years from the date of its issuance at a conversion ratio within a range established at the time of issuance of the preferred stock.

“Market Disruption Event” means the occurrence or existence of any of the following events or set of circumstances:

(a)
any suspension or material disruption of trading or settlement of one of the exchanges (and/or their electronic trading platform) on which Common Stock, Rights to acquire Common Stock, Mandatorily Convertible Preferred Stock and/or Qualifying Capital Securities of the Corporation are listed; or

(b)
any change in political conditions, any outbreak or escalation of hostilities, terrorist attacks or crisis such that the issuance by the Corporation of its Common Stock, Rights to acquire Common Stock, Mandatorily Convertible Preferred Stock and/or Qualifying Capital Securities is deemed to be impracticable.

“Market Value” means, on any date, the closing sale price per share of Common Stock (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions by The New York Stock Exchange or, if the Common Stock is not then listed on The New York Stock Exchange, as reported by the principal U.S. securities exchange on which the Common Stock is traded or quoted; if the Common Stock is not either listed or quoted on any U.S. securities exchange on the relevant date, the Market Value will be the average of the mid-point of the bid and ask prices for the Common Stock on the relevant date submitted by at least three nationally recognized independent investment banking firms selected by the Corporation for this purpose.

“Measurement Date” means, with respect to any redemption, repurchase or purchase of Notes, the date 360 days prior to the date of such redemption, repurchase or purchase; provided, however, that the 360 day period may be increased by the number of days during which there exists a Market Disruption Event during the period between the Measurement Date and the date of such redemption, repurchase or purchase.

“Notes” has the meaning specified in Recital A.

“NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act.

“Person” means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

“Qualifying Capital Securities” means

(a)	any instrument that achieves 100% equity credit from S&P under the relevant guidelines at the time of repurchase, redemption or purchase of the Notes; or

(b)	any instrument that (i) includes the same deferral features and ranking as the Notes or (ii) achieves the same equity credit from S&P as the Notes at the time of issuance of the Notes.

“Qualifying Replacement Capital Covenant” means a replacement capital covenant that is substantially similar to this Replacement Capital Covenant or a replacement capital covenant, as identified by the Corporation’s Board of Directors acting in its reasonable discretion and reasonably construing the definitions and other terms of this Replacement Capital Covenant that restricts the related issuer from repaying, redeeming or purchasing identified securities except to the extent of the applicable percentage of the net proceeds from the issuance of specified replacement capital securities that have terms and provisions at the time of redemption, repayment or purchase that are as or more equity-like than the securities then being repaid, redeemed or purchased within the 360-day period prior to the applicable redemption, repayment or purchase date.

“Qualifying Warrants” means net share settled warrants to purchase Common Stock that have an exercise price at the date the Corporation agrees to issue such warrants that is greater than the current Market Value of the issuer’s Common Stock as of their date of issuance, and do not entitle the issuer to redeem such warrants for cash and the holders of such warrants are not entitled to require the issuer to repurchase such warrants for cash in any circumstance.

“Rating Agency Event” means the determination by the Corporation of a change in the hybrid ratings methodology employed by S&P, which change results in a lower equity credit to the Corporation than the equity credit assigned by S&P to the Notes on the date of the prospectus supplement relating to the Notes.

“Redesignation Date” means, as to the Covered Debt in effect at any time, the earliest of (a) the date that is two years prior to the final maturity date of such Covered Debt, (b) if the Corporation elects to redeem, or the Corporation or a Subsidiary of the Corporation elects to repurchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption or repurchase the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption or repurchase date and (c) if such Covered Debt is not Eligible Subordinated Debt of the Corporation, the date on which the Corporation issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt; provided, however, with respect to clause (a) above, if the Corporation has no series of long-term indebtedness for money borrowed that is Eligible Debt other than the Covered Debt at the date that is two years prior to the final maturity date of the Covered Debt, then the Redesignation Date shall be such subsequent date on which the Corporation issues long-term indebtedness for money borrowed that is Eligible Debt.

“Replacement Capital Covenant” has the meaning specified in the introduction to this instrument.

“Rights to acquire Common Stock” includes any right to acquire Common Stock, including any right to acquire Common Stock pursuant to a stock purchase plan or other plans to the extent cash proceeds are received by the Corporation.  Rights to acquire Common Stock shall include Qualifying Warrants.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Subsidiary” means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by another Person.

“Tax Event” happens when the Corporation has received an opinion of counsel experienced in tax matters that, as a result of

(i) any amendment to, clarification of, or change, including any announced prospective change, in the laws or treaties of the United States or any of its political subdivisions or taxing authorities, or any regulations under those laws or treaties;

(ii) an administrative action, which means any judicial decision or any official administrative pronouncement, ruling, regulatory procedure, notice or announcement including any notice or announcement of intent to issue or adopt any administrative pronouncement, ruling, regulatory procedure or regulation; or

(iii) any amendment to, clarification of, or change in the official position or the interpretation of any administrative action or judicial decision or any interpretation or pronouncement that provides for a position with respect to an administrative action or judicial decision that differs from the previously generally accepted position, in each case by any legislative body, court, governmental authority or regulatory body, regardless of the time or manner in which that amendment, clarification or change is introduced or made known.

which amendment, clarification, or change is effective or the administrative action is taken or judicial decision, interpretation or pronouncement is issued after the date of the prospectus supplement relating to the Notes, there is more than an insubstantial risk that interest payable by the Corporation on the Notes is not deductible, or within 90 days would not be deductible, in whole or in part, by the Corporation for United States federal income tax purposes.

“Termination Date” has the meaning specified in Section 4(a).

“Voting Stock” means, with respect to any specified "person" (as that term is used in Section 13(d)(3) of the Securities Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.